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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 31, 1997

                          SWISSRAY International, Inc.
               (Exact name of registrant as specified in charter)


   New York                         0-26972                         16-0950197
(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                   File Number)                    Identification
Incorporation)                                                        Number)


747 Third Avenue, New York, NY                                           10017
(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code  NY           212-644-6497
                                                    Switzerland  011 41419199050

________________________________________________________________________________
          (Former name or former address, if changed since last report)


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ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - On July 31, 1997, the registrant issued $4,262,500 aggregate principal amount of 7% convertible debentures, dated July 31, 1997 (the "Convertible Debentures") convertible into common stock $.01 par value, of the registrant (the "Common Stock") in the manner described in Item 9.E below.

B.    NAME OF THE PLACEMENT AGENT(S) IS -Rolcan Finance Ltd. - London.

C. CONSIDERATION RECEIVED - The registrant did not receive any cash proceeds from the offering of the Convertible Debentures. An amount of $2,012,500 was paid by investors, in consideration for the issuance by the registrant of $2,012,500 principal amount of Convertible Debentures, to holders of the registrant's Convertible Debentures issued on or about May 15, 1997 and June 13, 1997 holding $1,750,000 principal amount of such convertible debentures as repayment in full of registrant's obligations under such convertible debentures. The remaining $2,250,000 principal amount of Convertible Debentures were issued to persons other than U.S. persons as defined in Rule 902(o) of Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933 (the "Act") in exchange for the registrant's convertible debentures dated May 15 and June 13, 1997 held by such persons. No underwriting discounts or commissions were paid by the registrant in connection with the offering of the convertible debentures. For further information with respect to the above referenced May and June financings reference is made to Forms D as filed by the registrant with the Securities and Exchange Commission (on or about May 27, 1997 and July 11, 1997).

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - All Convertible Debentures were issued to persons other than U.S. persons as defined in Rule 902(o) of Regulation S promulgated under the Act in offshore transactions as defined in Rule 902(i) of Regulation S. All of such persons represented and warranted in writing to the registrant that they are not U.S. persons as defined in Rule 902(o) of Regulation S and that they are accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Act. No directed selling efforts as defined in Rule 902(b) of Regulation S were made by or on behalf of the registrant in the U.S., and the registrant imposed, to the extent necessary, offering restrictions pursuant to Rule 902(h) of Regulation S.

E. TERMS OF CONVERSION - The Convertible Debentures are convertible into shares of common stock at any time after the expiration of a period of 45 days after the date of issuance of the Convertible Debentures at a conversion price equal to 80% of the average closing bid price for the five trading days preceding the date of conversion. Any Convertible Debenture not so converted are subject to mandatory conversion by the registrant on the 36th monthly anniversary of the date of issuance of the Convertible Debenture.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SWISSRAY International, Inc.


                                    By /s/ Ruedi G. Laupper
                                      ---------------------------
                                      Ruedi G. Laupper, President

Date: August 13, 1997


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